Exhibit 99.2

Amendment to the Company’s Bylaws dated September 10, 2007

The first sentence of Article III, Section 1 of the Company’s Bylaws was amended September 10, 2007 to read as follows:

“The number of directors of the corporation shall be ten (10).”